Exhibit 99.1

Banzai and 7GC & Co. Holdings Inc. Announce Amendment to Business Combination Agreement

SEATTLE, WA and SAN FRANCISCO, CA – August 7, 2023 – Banzai International, Inc. (“Banzai” or the “Company”), a leading marketing technology company that provides data-driven marketing and sales solutions, and 7GC & Co. Holdings Inc. (NASDAQ: VII) (“VII” or “7GC”), a publicly-traded special purpose acquisition company, announced today that they have entered into an amendment (the “Amendment”) to their previously disclosed definitive business combination agreement dated December 8, 2022 (the “Business Combination”).

The Amendment provides, among other things, that (i) the closing of Banzai’s acquisition of Hyros Inc. (“Hyros”) is no longer a condition to the closing of the Business Combination, (ii) the total consideration payable to Banzai stockholders is changed to $100 million based on the standalone value of Banzai, with no right to an earn-out as was contemplated under the original Business Combination agreement, (iii) the “outside date” for the closing of the Business Combination is extended to December 28, 2023, and (iv) the minimum aggregate transaction proceeds condition is replaced with a minimum net cash closing condition, pursuant to which the net cash of 7GC, Banzai and their subsidiaries, after redemptions by 7GC public stockholders and payment of both parties’ transaction expenses, must equal or exceed $5 million.

Banzai had previously agreed to acquire Hyros in a merger that was intended to close immediately prior to the closing of the Business Combination. Banzai and Hyros agreed to terminate the Hyros Merger Agreement on August 1, 2023. The Company remains committed to its inorganic growth strategy once publicly traded.

In connection with the Amendment, 7GC & Co. Holdings LLC (the “Sponsor”) agreed, contingent upon closing of the of the Business Combination, to forfeit all 7,350,000 of its private placement warrants acquired in connection with the 7GC initial public offering. At the closing of the Business Combination, such forfeited private placement warrants will be transferred by the Sponsor to 7GC and cancelled in exchange for no consideration.

About 7GC & Co. Holdings

7GC & Co Holdings is a special purpose acquisition company traded on the Nasdaq under the ticker: VII. The firm is a partnership between 7GC, a technology growth fund based in San Francisco, California and Berlin, Germany and Hennessy Capital, and a leading independent SPAC sponsor based in Wilson, Wyoming and Los Angeles, California. 7GC is led by its Chief Executive Officer, Jack Leeney, and its Chief Financial Officer, Christopher Walsh.

About Banzai

Banzai is a marketing technology company that provides data-driven marketing and sales solutions for businesses of all sizes. On a mission to help their customers accomplish their mission, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Square, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io.

Important Information for Investors and Stockholders

The Business Combination will be submitted to stockholders of VII for their consideration and approval at a special meeting of stockholders. VII and Banzai will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) by VII, which will include preliminary and definitive proxy statements to be distributed to VII’s stockholders in connection with VII’s solicitation for proxies for the vote by VII’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to VII’s stockholders and certain of Banzai’s equityholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, VII will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. VII’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with VII’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about VII, Banzai and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by VII, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on VII’s “SEC Filings” website at www.7gc.holdings/sec-filings or by directing a request to info@7gc.co.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

VII and Banzai and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of VII’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding VII’s directors and executive officers in VII’s filings with the SEC, including VII’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VII’s stockholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of VII’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This press release is not a substitute for the Registration Statement or for any other document that VII may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by VII through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Business Combination and anticipated closing timing; (2) the sources and uses of funds for the Business Combination, (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Business Combination; and (4) current and future potential commercial and customer relationships. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of VII’s and Banzai’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of VII and Banzai. These forward-looking statements are subject to a number of risks and uncertainties, including: the inability of the parties to timely or successfully complete the Business Combination, including due to redemptions by VII’s public stockholders, the failure to satisfy the minimum net cash closing condition, the failure to maintain the Nasdaq listing of VII’s securities, the failure to obtain certain regulatory approvals or the satisfaction of other conditions to closing in the Merger Agreement; changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Banzai; Banzai’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Banzai’s operations and business, including information technology and cybersecurity risks, loss of customers and deterioration in relationships between Banzai and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Banzai as a result of the announcement and consummation of the Business Combination; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the amount of redemption requests made by VII’s stockholders; the impact of geopolitical, macroeconomic and market conditions, including the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in VII’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, VII’s Annual Report on Form 10-K for the year ended December 31, 2022, and in those documents that VII has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither VII nor Banzai presently know or that VII and Banzai currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VII’s and Banzai’s expectations, plans or forecasts of future events and views as of the date of this press release. VII and Banzai anticipate that subsequent events and developments will cause VII’s and Banzai’s assessments to change. However, while VII and Banzai may elect to update these forward-looking statements at some point in the future, VII and Banzai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing VII’s and Banzai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investors

Cody Slach, Ralf Esper

Gateway Group

949-574-3860

VII@gateway-grp.com

Media

Robert Collins

Gateway Group

617-797-1979

VII@gateway-grp.com

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